                                                                      EXHIBIT 24


                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Corporation Employee Discount Stock Purchase Plan, the Maytag Puerto Rico Salary Savings Plan, the Maytag Deferred Compensation Plan and the Maytag Corporation Salary Savings Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 6/th/ day of December, 2002.




                                                /s/ Barbara R. Allen
                                                --------------------------------
                                                Barbara R. Allen

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Corporation Employee Discount Stock Purchase Plan, the Maytag Puerto Rico Salary Savings Plan, the Maytag Deferred Compensation Plan and the Maytag Corporation Salary Savings Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4/th/ day of December, 2002.




                                                /s/ Howard L. Clark, Jr.
                                                --------------------------------
                                                Howard L. Clark, Jr.

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Corporation Employee Discount Stock Purchase Plan, the Maytag Puerto Rico Salary Savings Plan, the Maytag Deferred Compensation Plan and the Maytag Corporation Salary Savings Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3/rd/ day of December, 2002.




                                                /s/ Lester Crown
                                                --------------------------------
                                                Lester Crown

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Corporation Employee Discount Stock Purchase Plan, the Maytag Puerto Rico Salary Savings Plan, the Maytag Deferred Compensation Plan and the Maytag Corporation Salary Savings Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4/th/ day of December, 2002.




                                                /s/ Wayland R. Hicks
                                                --------------------------------
                                                Wayland R. Hicks

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Corporation Employee Discount Stock Purchase Plan, the Maytag Puerto Rico Salary Savings Plan, the Maytag Deferred Compensation Plan and the Maytag Corporation Salary Savings Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4/th/ day of December, 2002.




                                                /s/ William T. Kerr
                                                --------------------------------
                                                William T. Kerr

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Corporation Employee Discount Stock Purchase Plan, the Maytag Puerto Rico Salary Savings Plan, the Maytag Deferred Compensation Plan and the Maytag Corporation Salary Savings Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5/th/ day of December, 2002.




                                                /s/ Bernard G. Rethore
                                                --------------------------------
                                                Bernard G. Rethore

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Corporation Employee Discount Stock Purchase Plan, the Maytag Puerto Rico Salary Savings Plan, the Maytag Deferred Compensation Plan and the Maytag Corporation Salary Savings Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4/th/ day of December, 2002.




                                                /s/ W. Ann Reynolds
                                                --------------------------------
                                                W. Ann Reynolds

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Corporation Employee Discount Stock Purchase Plan, the Maytag Puerto Rico Salary Savings Plan, the Maytag Deferred Compensation Plan and the Maytag Corporation Salary Savings Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4/th/ day of December, 2002.




                                                /s/ Neele E. Stearns, Jr.
                                                --------------------------------
                                                Neele E. Stearns, Jr.

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Corporation Employee Discount Stock Purchase Plan, the Maytag Puerto Rico Salary Savings Plan, the Maytag Deferred Compensation Plan and the Maytag Corporation Salary Savings Plan and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4/th/ day of December, 2002.




                                                /s/ Fred G. Steingraber
                                                --------------------------------
                                                Fred G. Steingraber